                                                                   EXHIBIT 10.53




                               FIRST AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 30, 2002 (this "Amendment"), is entered into among ATRIUM FUNDING CORP., a Delaware corporation, as seller (the "Seller"), ATRIUM COMPANIES, INC., a Delaware corporation, as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), FAIRWAY FINANCE CORPORATION, a Delaware corporation (the "Purchaser"), and BMO NESBITT BURNS CORP., a Delaware corporation as agent for the Purchaser (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                   BACKGROUND

         1. The Seller, the Servicer, the Purchaser and the Agent are parties to that certain Receivables Purchase Agreement, dated as of July 31, 2001 (the "Receivables Purchase Agreement").

         2. The parties hereto desire to decrease the Purchase Limit as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Purchase Limit. The definition of "Purchase Limit" is hereby amended by deleting the number "$50,000,000" where it appears therein and replacing it therewith by "$42,000,000".

         SECTION 3. Miscellaneous. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby, unless otherwise expressly stated therein.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective, duly authorized officers as of the date and year first-above written.

                           ATRIUM FUNDING CORP., as Seller


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------

                           ATRIUM COMPANIES, INC.,
                           as Servicer


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------

                           BMO NESBITT BURNS CORP., as Agent


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------

                           FAIRWAY FINANCE CORPORATION, as
                           Purchaser


                           By:
                              --------------------------------
                           Name Printed:
                                        ----------------------
                           Title:
                                 -----------------------------